UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2024

FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33059 (Commission File Number)	20-5657551 (IRS Employer Identification No.)

Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500

(Address and telephone number of principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FTEK	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Fuel Tech, Inc., a Delaware corporation (the “Company” or “Fuel Tech”) held its Annual Meeting of Stockholders, at which the stockholders voted upon: (i) the election of Vincent J. Arnone, Douglas G. Bailey, Sharon L. Jones and Dennis L. Zeitler to the Company’s Board of Directors to serve until the earlier of the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected, or they shall sooner resign, retire or be removed; (ii) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to 60 million shares; (iii) the approval of the Fuel Tech, Inc. 2024 Long-Term Incentive Plan; (iv) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm; (v) an advisory, non-binding approval of the Company’s executive compensation; and (vi) the approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve the proposal regarding the amendment of Fuel Tech’s Certification of Incorporation or the proposal regarding the approval of the 2014 Long-Term Incentive Plan.3.

The stockholders elected all four directors, approved the amendment to the Company’s Certificate of Incorporation, approved the Fuel Tech, Inc. 2024 Long-Term Incentive Plan, approved the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm and approved, on an advisory, non-binding basis, Fuel Tech’s executive compensation. The stockholders also approved the adjournment of the annual meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Annual Meeting to approve

The number of votes cast for or against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

Proposal 1: Election of Directors

Director	For	Withheld	Broker Non-Votes
Vincent J. Arnone	10,802,858	2,556,430	6,019,168
Douglas G. Bailey	9,876,826	3,478,051	6,019,168
Sharon L. Jones	11,881,321	1,481,211	6,019,168
Dennis L. Zeitler	11,833,558	1,528,974	6,019,168

Proposal 2: Amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock to sixty million shares

For	Against	Abstain	Broker Non-Votes
12,388,059	930,721	43,752	6,019,168

Proposal 3: Approval of the Company’s 2024 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
12,812,207	474,209	76,116	6,019,168

Proposal 4: Ratification of McGladrey LLP as the Company’s independent registered public accounting firm

For	Against	Abstain
19,147,338	131,372	102,990

Proposal 5: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
12,714,159	506,653	141,720	6,019,168

Proposal 6: Adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 2 or Proposal 3.

For	Against	Abstain	Broker Non-Votes
12,158,283	1,609,607	58,454	5,555,356

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)

	By:	/s/ Bradley W. Johnson
Bradley W. Johnson
Date: June 10, 2024		Vice President, General Counsel and Secretary